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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on Ultramar Diamond Shamrock Corporation, dated March 5, 2002, included in and incorporated by reference in this Form 8-K/A.


                                                         /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
March 14, 2002